Exhibit 99.1

RedBall Acquisition Corp. Announces Redemption of Public Shares and Subsequent Dissolution

NEW YORK, July 29, 2022 (GLOBE NEWSWIRE) – RedBall Acquisition Corp. (the “Company”) (NYSE: RBACU; RBAC; RBACW) today announced that it will redeem all of its outstanding ordinary shares that were included in the units issued in its initial public offering (the “public shares”), effective as of the close of business on August 17, 2022, as the Company will not consummate an initial business combination on or prior to August 17, 2022.

Pursuant to the Amended and Restated Memorandum and Articles of Association (the “Articles”), if the Company does not complete its initial business combination by August 17, 2022, then the Company will: (i) cease all operations except for the purpose of winding up, (ii) redeem the public shares within ten business days thereafter, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) thereafter, subject to the approval of the Company’s remaining shareholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The per-share redemption price for the public shares will be approximately $10.02.

The public shares will cease trading as of the close of business on August 16, 2022. As of the close of business on August 17, 2022, the public shares will be deemed cancelled and will represent only the right to receive the redemption amount.

The redemption amount will be payable to the holders of the public shares upon delivery of their shares or units. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that the New York Stock Exchange will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this press release may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares and the Company’s subsequent dissolution and liquidation and its delisting from the New York Stock Exchange and its termination of registration with the Commission. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Media Contact

Dan Gagnier

Gagnier Communications

dg@gagnierfc.com